EXHIBIT 99.1

UNAUDITED RECONCILIATION OF FINANCIAL DATA

The following tables present the historical unaudited financial information for the Apollo Operating Group as of and for the three months ended March 31, 2018. The Apollo Operating Group does not report audited or unaudited financial information on a stand-alone basis. Accordingly, the financial data presented herein for the Apollo Operating Group has been reconciled to Apollo Global Management, LLC’s financial statements for the relevant periods.

	As of March 31, 2018
	Total Apollo Operating Group Consolidated	Consolidated Funds & VIEs	Other (1)	Total Apollo Global Management, LLC Consolidated
Statement of Financial Data	(dollars in thousands)
Assets:
Cash and cash equivalents	$986,386	$—	$1,898	$988,284
Cash and cash equivalents held at consolidated funds	—	3	—	3
Restricted cash	3,902	—	—	3,902
U.S. Treasury securities, at fair value	225,510	—	—	225,510
Investments (includes performance allocations of $1,396,075 as of March 31, 2018)	3,287,182	634	(89,131)	3,198,685
Assets of consolidated variable interest entities:
Cash and cash equivalents	—	74,798	—	74,798
Investments, at fair value	—	1,386,400	(332)	1,386,068
Other assets	—	39,006	—	39,006
Incentive fees receivable	7,891	—	—	7,891
Due from related parties	587,354	—	(258,452)	328,902
Deferred tax assets, net	9,553	—	371,012	380,565
Other assets	208,535	—	(365)	208,170
Goodwill	88,852	—	—	88,852
Intangible assets, net	17,861	—	—	17,861
Total Assets	$5,423,026	$1,500,841	$24,630	$6,948,497

Liabilities and Shareholders’ Equity
Liabilities:
Accounts payable and accrued expenses	$81,333	$—	$215	$81,548
Accrued compensation and benefits	60,489	—	—	60,489
Deferred revenue	145,282	—	—	145,282
Due to related parties	108,151	—	373,333	481,484
Profit sharing payable	644,883	—	—	644,883
Debt	1,361,711	—	—	1,361,711
Liabilities of consolidated variable interest entities:
Debt, at fair value	—	1,074,338	(48,326)	1,026,012
Other liabilities	—	100,468	(333)	100,135
Due to related parties	—	988	(988)	—
Other liabilities	139,726	—	471	140,197
Total Liabilities	2,541,575	1,175,794	324,372	4,041,741

Shareholders’ Equity:
Apollo Global Management, LLC shareholders' equity:
Series A Preferred shares, 11,000,000 shares issued and outstanding as of March 31, 2018	264,398	—	—	264,398
Series B Preferred shares, 12,000,000 shares issued and outstanding as of March 31, 2018	289,815	—	—	289,815
Additional paid in capital	—	—	1,483,244	1,483,244
Accumulated deficit	1,260,042	9,315	(1,751,129)	(481,772)
Accumulated other comprehensive income (loss)	(855)	235	(195)	(815)
Total Apollo Global Management, LLC shareholders’ equity	1,813,400	9,550	(268,080)	1,554,870
Non-Controlling Interests in consolidated entities	7,022	315,497	(31,662)	290,857
Non-Controlling Interests in Apollo Operating Group	1,061,029	—	—	1,061,029
Total Shareholders’ Equity	2,881,451	325,047	(299,742)	2,906,756
Total Liabilities and Shareholders’ Equity	$5,423,026	$1,500,841	$24,630	$6,948,497

(1)	Includes eliminations for VIE and Fund consolidation and entities not included in the Apollo Operating Group.

	For the Three Months Ended March 31, 2018
	Total Apollo Operating Group Consolidated	Consolidated Funds & VIEs	Other(1)	Total Apollo Global Management, LLC Consolidated
Statement of Operating Data	(dollars in thousands)
Revenues:
Management fees	$287,745	$—	$(1,019)	$286,726
Advisory and transaction fees, net	13,551	—	—	13,551
Investment loss:
Performance allocations	(124,114)	—	(51)	(124,165)
Principal investment loss	(12,426)	—	(568)	(12,994)
Total Investment Loss	(136,540)	—	(619)	(137,159)
Incentive fees	3,785	—	—	3,785
Total Revenues	168,541	—	(1,638)	166,903

Expenses:
Compensation and benefits:
Salary, bonus and benefits	115,826	—	—	115,826
Equity-based compensation	35,525	—	—	35,525
Profit sharing expense	(12,277)	—	—	(12,277)
Total Compensation and Benefits	139,074	—	—	139,074
Interest expense	13,797	—	—	13,797
General, administrative and other	61,591	—	86	61,677
Placement fees	327	—	—	327
Total Expenses	214,789	—	86	214,875

Other Income (Loss):
Net gains (losses) from investment activities	(67,137)	4	—	(67,133)
Net gains from investment activities of consolidated variable interest entities	—	5,141	1,391	6,532
Interest income	3,871	9	(321)	3,559
Other income, net	4,246	—	—	4,246
Total Other Income (Loss)	(59,020)	5,154	1,070	(52,796)
Income (loss) before income tax provision	(105,268)	5,154	(654)	(100,768)
Income tax provision	(1,556)	—	(7,024)	(8,580)
Net Income (Loss)	(106,824)	5,154	(7,678)	(109,348)
Net (income) loss attributable to Non-Controlling Interests	55,670	(4,584)	—	51,086
Net Income (Loss) Attributable to Apollo Global Management, LLC	(51,154)	570	(7,678)	(58,262)
Net income attributable to Series A Preferred Shareholders	(4,383)	—	—	(4,383)
Net Income (Loss) Attributable to Apollo Global Management, LLC Class A Shareholders	$(55,537)	$570	$(7,678)	$(62,645)

(1)	Includes eliminations for VIE and Fund consolidation and entities not included in the Apollo Operating Group.